SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2004


                                CytRx Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            000-15327                                   58-1642750
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     (Commission File Number)               (I.R.S. Employer Identification No.)


11726 San Vicente Blvd., Suite 650, Los Angeles, CA               90049
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    (Address of Principal Executive Offices)                    (Zip Code)


                                 (310) 826-5648
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               Registrant's Telephone Number, Including Area Code


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 4.       Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of CytRx Corporation (the "Registrant") engaged PricewaterhouseCoopers LLP ("PwC") as its new independent accountants as of January 30, 2004. PwC will audit the Company's financial statements for the fiscal year ended December 31, 2003.

During the years ended December 31, 2002 and December 31, 2001 and the subsequent period through the date of this report, neither the Registrant nor anyone on its behalf has consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that PwC concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereof, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CYTRX CORPORATION
                                (Registrant)


Date:  January 30, 2004
                                By: /s/ Steven A. Kriegsman
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                                    Name: Steven A. Kriegsman
                                    Title: Chief Executive Officer